SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement            |_|   Confidential, For Use of the
                                                  Commission Only (as permitted
|X|  Definitive Proxy Statement                   by Rule 14a-6(e) (2))
|_|  Definitive Additional materials
|_|  Soliciting Material Under Rule 14a-12

                               REGAN HOLDING CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant
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|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
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


                               REGAN HOLDING CORP.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be Held June 10, 2004

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Regan Holding Corp., a California corporation (the "Company"), will be held at 2090 Marina Avenue, Petaluma, California 94954 on Thursday, June 10, 2004 at 8:30 a.m., or at any adjournment thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will be asked to consider and act upon the following matters:


         1. To elect five (5) directors to hold office until the Annual Meeting of Shareholders in 2005 and until their successors shall be elected and shall qualify.

         2. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors to examine the financial statements and books and records of the Company for the year 2004.

         3. To consider and act upon such other business that properly comes before the meeting or any adjournment or adjournments of the meeting.

         Only shareholders of record at the close of business on April 28, 2004 are entitled to notice of and to vote at the Annual Meeting.

         It is very important that your shares are represented and voted at the meeting. Your shares may be voted by returning the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we can provide adequate seating for attendees.

         The continuing interest of our shareholders in the business of the Company is appreciated and we hope many of you will be able to attend the Annual Meeting.

                                              By Order of the Board of Directors



                                              R. Preston Pitts
                                              Secretary

Dated:   May 10, 2004
Petaluma, California

--------------------------------------------------------------------------------
It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. Whether or not you plan to attend the Annual Meeting, please complete and return your proxy in the enclosed envelope as soon as possible.
--------------------------------------------------------------------------------

                               REGAN HOLDING CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            To be held June 10, 2004

         The Annual Meeting of Shareholders of Regan Holding Corp., a California corporation (the "Company") will be held at 2090 Marina Avenue, Petaluma, California 94954 on Thursday, June 10, 2004 at 8:30 a.m., or at any adjournment thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished in connection with the solicitation by the Company of proxies to be used at the Annual Meeting or at any and all adjournments (that take place within eleven months from the issuance of such proxy) of such meeting. The enclosed proxy card is solicited by the Board of Directors of the Company. By executing and returning the enclosed proxy card or by following the enclosed voting instructions, you authorize the persons named in the proxy card to represent you and vote your shares on the matters described in the Notice of Annual Meeting of Shareholders. The mailing address of the Company's principal executive offices is 2090 Marina Avenue, Petaluma, California 94954.

         Commencing approximately May 10, 2004, the Company is mailing its Annual Report on Form 10-K for the year ended December 31, 2003 together with this Proxy Statement and the enclosed proxy card to the Shareholders. If you attend the Annual Meeting, you may vote in person. If you are not present, your shares can be voted only if you have completed a properly executed proxy card. If you have completed a properly executed proxy card, your shares will be voted as you specify. If no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke the authorization given in your proxy card at any time before the shares are voted at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy card dated at a later date to the Secretary of the Company at the Company's principal executive offices prior to the date of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Voting Rights

         The record date for determination of the shareholders entitled to vote at the Annual Meeting is the close of business on April 28, 2004. As of the record date, the Company had outstanding 23,403,889 shares of Common Stock-Series A, no par value (the "Series A Stock"), and 553,637 shares of Common Stock-Series B, no par value (the "Series B Stock"). As of the date of this Proxy Statement, the Company is not in arrears in dividends. The shares of Series A Stock and Series B Stock are collectively referred to herein as "Common Stock" and the holders of shares of Common Stock vote together as a single class.

         The shares of Common Stock are the only outstanding voting securities of the Company. A holder of Common Stock is entitled to cast one vote for each share held of record by such holder on the record date on all matters to be considered at the Annual Meeting. As explained under Item 1 of this Proxy Statement, cumulative voting will be permitted with respect to the election of Directors.

         The person appointed by us to act as election inspector for the meeting will count votes cast by proxy or in person at the Annual Meeting. The holders of a majority of the votes entitled to be cast, present either in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. Shares for which a holder has elected to abstain on a matter and broker non-vote shares will count for purposes of determining the presence of a quorum. For actions requiring approval based on a percentage of votes cast, abstentions and broker non-votes will not affect the outcome of the vote. For actions requiring approval based on the number of shares outstanding, abstentions and broker non-votes will have the same effect as a negative vote.

         The proxy solicitor,  the election  inspector and the tabulators of all
proxies,   ballots  and  voting  tabulations  that  identify   shareholders  are
independent and are not employees of the Company.

                                     ITEM 1

                              ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of Directors to be elected at five (5) and has nominated the persons identified below to serve as Directors until the next Annual Meeting of Shareholders and their respective successors shall be elected and shall qualify. Each of the nominees listed below is currently a Director of the Company.

                                                                        Director
Name and Age              Principal Occupation                            Since
------------              --------------------                          -------
Lynda L. Regan            Ms.  Regan has served as Chairman of the          1990
55 years old              Board and Chief Executive Officer of the
                          Company since 1992.  She was Senior Vice
                          President and Treasurer from 1990 to 1992.

R. Preston                Pitts   Mr.   Pitts   served   as  Chief          1995
52 years old              Financial  Officer of the  Company  from
                          1994 to 1997, as President and Secretary
                          of  the  Company  since  1997,   and  as
                          President, Secretary and Chief Operating
                          Officer of the Company since 1998. As of
                          April 19, 2004, he became  interim Chief
                          Financial Officer of the Company.  Prior
                          to joining the  Company,  he owned Pitts
                          Company,  a  CPA  firm  specializing  in
                          services for insurance companies, served
                          as financial  officer for United  Family
                          Life  Insurance   Company  and  American
                          Security     Insurance    Group,    both
                          Fortis-owned  companies,  and was  Audit
                          Manager for Ernst & Young.

Ute Scott-Smith           Ms.   Scott-Smith   has   run   her  own          1997
44 years old              financial    services   business   since
                          January 2003.  She also served as Senior
                          Vice-President of the Company from 1990 to April of 1997.

Dr. Donald Ratajczak      Dr. Ratajczak is a consulting economist.          2000
61 years old              Prior to April 1, 2003, he was the Chief
                          Executive  Officer  and  Chairman of the
                          Board of Brainworks Ventures, Inc. prior
                          to its  merger  with  Assurance  America
                          Corp.  Since  then,  he has  served as a
                          director of the combined entity.  He has
                          also  served as a member of the board of
                          directors  of  Crown  Craft  since  July
                          2001.  From 1973 until his retirement in
                          June 2002, Dr. Ratajczak was Director of
                          the Economic  Forecasting  Center in the
                          J. Mack Robinson  College of Business of
                          Georgia  State   University.   Prior  to
                          founding   the   Center  in  1973,   Dr.
                          Ratajczak was Director of Research for the UCLA Business Forecasting Project.
                          Dr. Ratajczak also serves as a Director of Ruby

                          Tuesday,   Inc.,  TBC   Corporation  and
                          Citizen Trust Bank, and as a Trustee of CIM High Yield Fund. He is a member of the American Economic Association.

J. Daniel Speight, Jr.    Mr. Speight is the Vice Chairman,  Chief         2000
47 years old              Financial  Officer and  Director of Flag
                          Financial  Corporation,  a bank  holding
                          company,  and of  Flag  Bank,  a  wholly
                          owned subsidiary of Flag Financial.  Mr.
                          Speight   served   as  Chief   Executive
                          Officer and a Director of Middle Georgia
                          Bankshares,  Inc.  from  1989  until its
                          merger with Flag  Financial  Corporation
                          in March  1998 and has served in various
                          positions as President,  Chief Executive
                          Officer and a Director of Citizens  Bank
                          and   the   resultant   Flag   Financial
                          Corporation   since  1984.  Mr.  Speight
                          previously  served  as  Chairman  of The
                          Bankers  Bank and is  currently a member
                          of the State Bar of Georgia.  He is past
                          Chairman   of   the   Georgia    Bankers
                          Association Community Banking Committee,
                          past President of the Community  Bankers
                          Association   of   Georgia,   and   past
                          Director  of  the  Independent   Bankers
                          Association of America.

The Board of Directors recommends that shareholders vote "FOR" all the nominees.

         Although it is not contemplated that any of the nominees will decline or be unable to serve, the proxies will be voted by the proxy holders at their discretion for another person if such a contingency should arise. Unless otherwise directed in the accompanying proxy, or as specified above, the proxies will be voted "FOR" the election of the nominees named above. Each nominee has indicated approval of his or her nomination and his or her willingness to serve if elected.

         The Company's Bylaws provide that each shareholder is entitled to cumulate such shareholder's votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many nominees as the shareholder considers appropriate. This cumulative voting right may not be exercised unless the nominee's name has been placed in nomination prior to the voting and one or more shareholders has given notice at the meeting prior to the voting of the shareholder's intent to cumulate such shareholder's vote. The proxy holders may exercise this cumulative voting right at their discretion. The candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

         The nomination of each of the foregoing nominees was based, in part, upon the fact that such nominees intend to vote their respective shares of the Company to elect themselves as Directors.

         Under an insurance brokerage agreement among the Company, Lynda L. Regan and Moody Insurance Group ("MIG"), Ms. Regan has agreed that, so long as the brokerage agreement remains in effect, she will vote her shares in favor of the election of Robert Moody, Jr., MIG's president and sole shareholder, as a Director of the Company should he wish to be elected. However, at the present time, MIG engages in business activities that compete with the Company. Therefore, in order to avoid any issue as to the propriety of Mr. Moody's serving on the Company's Board, Mr. Moody has agreed to relinquish his right to serve on the Board for a period of one year in return for nominal consideration from the Company. The termination of the brokerage agreement with MIG would not have a material effect on the financial condition of the Company.

Board Committees and Meetings

         During the fiscal year that ended on December 31, 2003, the Board of Directors held five meetings. During this period, all of the incumbent directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

         The Company has one standing Committee: the Audit Committee. The Audit Committee consists of Ute Scott-Smith, Dr. Donald Ratajczak, and J. Daniel Speight, Jr. Each member of the Audit Committee is "independent" as that term is defined in the New York Stock Exchange listing standards. Dr. Ratajczak and Mr. Speight qualify as "audit committee financial experts" under the U.S. Securities and Exchange Commission rules. During fiscal year 2003, the Audit Committee held seven meetings.

         The Company currently has no nominating committee. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate. The Amended and Restated Bylaws of the Company provides management to nominate directors for election at the annual meeting of stockholders.

         The Board of Directors has not established a formal process for shareholders to send communications to the Board. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate.

Attendance at Annual Meetings

         All directors are expected to attend the annual meeting of shareholders and be available, when requested by the chair, to answer any questions shareholders may have. All members of the Board of Directors attended last year's annual meeting.

Executive Officers

         In addition to the Directors who serve as executive officers of the Company and who are identified above, the following individuals also serve as executive officers of the Company:

         John W. Abbott, 46 years old, was appointed Vice President and Chief Information Officer of the Company in March 2003. From 1999-March 2003, Mr. Abbott ran his own consulting firm, WOW Solutions. He was also Vice President of Technology Architecture and Planning at SunAmerica Insurance Company from 1997-1999. Prior to 1997 he served as Vice President at Transamerica Life and Annuity Company.

         Ted E. Johnson, Jr., 46 years old, was appointed Chief Operations Officer of the Company in October 2003. From 1984 to 2002, Mr. Johnson served in various leadership positions at USAA Life Insurance Company. His last role was that of Vice President, Business Process Management.

Finance Code of Professional Conduct

         The Company has adopted a Finance Code of Professional Conduct incorporating the provisions required by the SEC. The Code applies to the Chief Executive Officer, Chief Financial Officer, Controller and other finance organization employees. The Code is attached as Exhibit 14 to this proxy statement.

Family Relationships

         Lynda L. Regan, Chairman of the Board and Chief Executive Officer of the Company, is married to R. Preston Pitts, President, Chief Operating Officer and Director of the Company.

Security Ownership of Certain Beneficial Owners and Management

         The following table shows the amount of Series A Stock of the Company beneficially owned by the Company's directors, the executive officers of the Company named in the Summary Compensation Table below and the directors and officers of the Company as a group. The information set forth below is as of April 28, 2004. No director or officer owns any Series B Stock.

Name                         Position                               Total               Percent
----                         --------                               -----               -------
Lynda L. Regan               Director, Chairman of the           11,736,382  (1)         50.1%
                             Board & Chief Executive Officer

R. Preston Pitts             Director, President, Chief           1,503,773  (2)          6.4%
                             Operating Officer, and interim
                             Chief Financial Officer

Ute Scott-Smith              Director                               406,739  (3)          1.7%

J. Daniel Speight, Jr.       Director                                30,000  (4)             *

Donald Ratajczak             Director                                30,000  (4)             *

John W. Abbott               Chief Information Officer               15,000  (5)             *

All executive officers and                                       13,721,894              58.6%
directors as a group

---------------------
    (1) Includes 417,260 shares issuable pursuant to stock options that are exercisable within 60 days.

    (2) Includes 745,000 shares issuable pursuant to stock options that are exercisable within 60 days.

    (3) Includes 45,000 shares issuable pursuant to stock options that are exercisable within 60 days.

    (4) Includes 30,000 shares issuable pursuant to stock options that are exercisable within 60 days.

    (5) Includes 15,000 shares issuable pursuant to stock options that are exercisable within 60 days.

    * Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).

Section 16(a) Beneficial Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The rules of the Securities Exchange Commission require reporting persons to supply the Company with copies of these reports.

         Based solely on its review of the copies of such reports received from reporting persons, the Company believes that with respect to the fiscal year ended December 31, 2003, all reporting persons timely filed the required reports.

Certain Shareholders

         The Company knows of no person who is the beneficial owner of more than five percent of any class of the Company's outstanding Common Stock other than Lynda L. Regan, Chairman of the Board and Chief Executive Officer of the
Company, and R. Preston Pitts, President and Chief Operating Officer, whose ownership is listed above. The address for Lynda L. Regan and R. Preston Pitts is 2090 Marina Avenue, Petaluma, California 94954.

Audit Committee

         The Company has a standing Audit Committee and has adopted a written charter for the Audit Committee. The Audit Committee oversees the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The following functions are the key responsibilities of the Audit Committee:

         o    Selecting,  evaluating  and,  where  appropriate,   replacing  the
              independent auditors;

         o    Reviewing the terms of engagement of the independent  auditors;

         o Reviewing the Company's procedures with respect to appropriateness of significant financial policies and accounting systems and effectiveness of the Company's internal controls;

         o Reviewing information from the independent auditors pertaining to the independent auditors' independence;

         o Reviewing the audited financial statements in the Annual Report filed on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments, if any, and the clarity of disclosures in the financial statements;

         o Reviewing with the Company's independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles; and

         o Reviewing and assessing the adequacy of the Audit Committee's Charter annually and recommending revisions to the Board.

Directors' Compensation

         The compensation for directors of the Company who are not officers or employees of the Company currently consists of a $10,000 annual fee plus a $1,500 attendance fee for each Board or committee meeting attended. Also, outside directors of the Company are eligible to receive stock options. Currently, Donald Ratajczak, Ute Scott-Smith and J. Daniel Speight, Jr. are the only outside directors of the Company. The other directors are otherwise employed by the Company and are not compensated for serving as directors or attending Board of Directors' or committee meetings.

Executive Compensation

         The following Summary Compensation Table sets forth the compensation of
(i) the Company's Chief Executive Officer, (ii) the three(1) most highly compensated executive officers other than the Chief Executive Officer and (iii) the former Chief Operations Officer, William J. Hrabik, whose employment was terminated prior to the end of the fiscal year 2003, who but for such termination would have been one of such four most highly compensated executive officers of the Company (together, the "named executive officers") for services in all capacities to the Company and its subsidiaries during 2003, 2002 and 2001:

--------
1 The Company is required to disclose the compensation of the four highest compensated executive officers other than the Chief Executive Officer. However, only three such executive officers were employed at the end of the fiscal year 2003.

Summary Compensation Table

                            Annual Compensation                               Long-Term Compensation
------------------------------------------------------------------------------------------------------
    Name and      Year             Salary     Bonus (1)           Other
    Position                                                      Annual                Stock
                                                               Compensation            Options
------------------------------------------------------------------------------------------------------
Lynda L. Regan,   2003            $600,000    $150,000           $6,000(2)              0
Chief Executive                                                  $6,827(4)
Officer                                                         $14,126(3)
------------------------------------------------------------------------------------------------------
                  2002            $613,872    $179,999           $5,500(2)              0
                                                                $18,316(4)
                                                                $11,427(3)
------------------------------------------------------------------------------------------------------
                  2001            $613,872    $118,169           $3,150(2)              0
                                                                $18,811(4)
                                                                $14,126(3)
------------------------------------------------------------------------------------------------------
R. Preston        2003            $450,000    $112,500           $3,600(2)              0
Pitts,                                                           $6,638(4)
President and
Chief Operating
Officer
------------------------------------------------------------------------------------------------------
                  2002            $460,414    $157,503           $3,428(2)           75,000
                                                                $15,110(4)
------------------------------------------------------------------------------------------------------
                  2001            $460,414    $156,028           $3,150(2)              0
                                                                $15,343(4)
------------------------------------------------------------------------------------------------------
G. Steven         2003(5)         $210,000     $31,500           $2,400(2)           50,000
Taylor, Former                                                   $4,845(4)
Chief Financial
Officer
------------------------------------------------------------------------------------------------------
                  2002            $210,000     $78,808           $2,975(2)           50,000
                                                                 $6,581(4)
------------------------------------------------------------------------------------------------------
                  2001            $197,019     $37,356           $5,100(2)              0
------------------------------------------------------------------------------------------------------
John W. Abbott,   2003(6)         $140,539     $20,000                               75,000
Chief
Information
Officer
------------------------------------------------------------------------------------------------------
William J.        2003(7)         $122,804     $20,000           $4,284(2)              0
Hrabik, Former                                                  $80,769(8)
Chief
Operations
Officer
------------------------------------------------------------------------------------------------------
                  2002            $200,000     $90,067           $5,500(2)           50,000
                                                                 $3,202(4)
------------------------------------------------------------------------------------------------------
                  2001            $189,615     $48,154           $4,960(2)              0
                                                                 $2,173(4)
------------------------------------------------------------------------------------------------------

(1)  Includes bonuses in the year in which they were earned.

(2) The Company matches contributions made to its 401(k) Plan at a rate of 50% of employee contribution, up to 6% of total annual compensation, or a total deferral of $12,000.

(3) The Company pays interest on debt related to a split dollar life insurance policy under which Ms. Regan is the beneficiary. This policy was cancelled on December 31, 2003.

(4) The Company matches contributions made by certain employees to the Company's non-qualified deferred compensation plan at a rate of 50% of employee contribution, up to 6% of total annual compensation deferred less amounts matched under the Company's 401(k) Plan.

(5)  Mr. Taylor's employment was terminated April 16, 2004

(6)  Mr. Abbott's employment commenced March 12, 2003.

(7)  Mr. Hrabik's employment was terminated July 1, 2003.

(8)  Amount represents cash paid to Mr. Hrabik for severance.

                      Stock Option Grants in Last Fiscal Year

-------------------------------------------------------------------------------------------------------------
       (a)                (b)               (c)               (d)               (e)               (f)
       Name                              % of Total       Exercise or     Expiration Date      Grant Date
                                        Stock Options      Base Price                        Present Value
                        Number of        Granted to          ($/Sh)                             (1) ($)
                      Stock Options     Employees in
                        Granted         Fiscal Year
-------------------------------------------------------------------------------------------------------------
Lynda L. Regan              0                0                 0                 0                  0
-------------------------------------------------------------------------------------------------------------
R. Preston Pitts            0                0                 0                 0                  0
-------------------------------------------------------------------------------------------------------------
G. Steven Taylor         50,000              6%              $1.69             6/9/13             8,712
-------------------------------------------------------------------------------------------------------------
John W. Abbott           75,000             10%              $1.68            3/12/13            15,014
-------------------------------------------------------------------------------------------------------------
William J. Hrabik           0                0                 0                 0                  0
-------------------------------------------------------------------------------------------------------------

(1) The present value on the grant date was estimated using the minimum value method with the following assumptions; a risk free interest rate of 2.20% - 2.57%, an expected life of 5 years, and no dividend yield.

             Aggregated Stock Options Exercises in Last Fiscal Year

                     And Fiscal Year-end Stock Option Values


         The following table sets forth certain information concerning the exercise of options by each of the named executive officers during fiscal 2003 and the number and value of unexercised options held by each of the named executive officers as of December 31, 2003.

-------------------------------------------------------------------------------------------------------------

                                                           Number of                 Value of Unexercised
                        Shares                           Stock Options            in-the-money Stock Options
                     Acquired on       Value           at Fiscal year End           at Fiscal Year End ($)
       Name            Exercise     Realized($)    Exercisable/Unexercisable      Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------
Lynda L. Regan         125,000        $75,000          312,945/187,055               $ 40,362/$26,693
-------------------------------------------------------------------------------------------------------------
R. Preston Pitts        30,000        $38,100          605,000/265,000               $277,200/$45,100
-------------------------------------------------------------------------------------------------------------
G. Steven Taylor          --            --             100,000/150,000               $ 14,500/$10,000
-------------------------------------------------------------------------------------------------------------
John W. Abbott            --            --                --/75,000                  $     --/$750
-------------------------------------------------------------------------------------------------------------
William J. Hrabik         --            --                  --/--                    $     --/$--
-------------------------------------------------------------------------------------------------------------

Stock Options and Stock Awards

         The Company currently sponsors two stock-based compensation plans. Under both plans, the exercise price of each option equals the estimated fair value of the underlying common stock on the date of grant, as estimated by management, except for incentive stock options granted to shareholders who own 10% or more of the Company's outstanding stock, where the exercise price equals 110% of the estimated fair value. Both plans are administered by committees, which are appointed by the Company's Board of Directors.

         Producer Option Plan -- Under the Regan Holding Corp. Producer Stock Option and Award plan (the "Producer Option Plan"), the Company may grant to Legacy Marketing producers and Legacy Financial registered representatives shares of the Company's common stock and non-qualified stock options (the "Producer Options") to purchase the Company's common stock. A total of 12.5 million shares have been reserved for grant under the Producer Option Plan. Total stock options granted to Producers for 2003, 2002, and 2001 were 15,000, 10,000, and 265,000. Total expenses recorded for Producer stock option grants were $10,000, $4,000, and $96,000 during 2003, 2002 and 2001. The Producer stock options granted for each of the three years ended December 31, 2003 vested immediately upon the grant date. The fair value of the Producer options were estimated using the Black-Scholes option-pricing model with the following assumptions:

                                  2003             2002            2001
                                ------------     ------------    ------------
  Risk-free interest rates          3.19%           4.78%        5.13%-6.80%
  Volatility                          27%             27%            27%-31%
  Dividend yield                    None             None               None
  Expected life                  6 years          6 years         6-10 years

         The following table summarizes information with respect to shares of Series A common stock awarded to non-employees:

                                                   2001
                                              -------------
                     Share grants                    48,000
                     Fair value per share     $  1.53-$1.65
                     Expense recorded         $      75,000

         There were no shares of Series A common stock awarded to non-employees during 2003 and 2002. The share grant for 2001 listed above includes 15,000 shares of Series A common stock that the Company was obligated to award to a service provider, but had not been issued as of December 31, 2003.

         Employee Option Plan -- Under the Regan Holding Corp. 1998 Stock Option Plan (the "Employee Option Plan"), the Company may grant to employees and directors incentive stock options and non-qualified options to purchase the Company's common stock (collectively referred to herein as "Employee Options"). A total of 8.5 million shares have been reserved for grant under the Employee Option Plan. The Employee Options generally vest over four or five years and expire in ten years, except for incentive stock options granted to shareholders who own 10% or more of the outstanding shares of the Company's stock, which expire in five years. The Company uses the intrinsic value method of accounting for stock-based awards granted to employees and, accordingly, does not recognize compensation expense for its stock-based awards to employees.

Stock option activity under both the Producer and Employee plans was as follows:

                                                                  Total
                                                              Weighted average
                                                 Shares        Exercise Price
                                                 ------        --------------
          Outstanding at December 31, 2000     13,376,000         $ 1.28
          Granted                               2,976,000         $ 1.62
          Exercised                                    --         $   --
          Forfeited                              (788,000)        $ 1.25

          Outstanding at December 31, 2001     15,564,000         $ 1.35
          Granted                               1,153,000         $ 1.68
          Exercised                                    --         $   --
          Forfeited                              (768,000)        $ 1.22

          Outstanding at December 31, 2002     15,949,000         $ 1.38
          Granted                                 788,000         $ 1.69
          Exercised                              (155,000)        $ 1.27
          Forfeited                              (797,000)        $ 1.38

          Outstanding at December 31, 2003     15,785,000         $ 1.39

          Exercisable at December 31, 2001     11,512,000         $ 1.31
          Exercisable at December 31, 2002     12,407,000         $ 1.32
          Exercisable at December 31, 2003     13,106,000         $ 1.35

         The  following  table  summarizes   information   about  stock  options
outstanding at December 31, 2003 under both plans:

                                     Options Outstanding               Options Exercisable
                          -----------------------------------------  ----------------------
                                         Weighted         Weighted                 Weighted
                                          Average         Average                  Average
                                         Remaining        Exercise                 Exercise
Range of exercise prices   Shares     Contractual Life      Price       Shares       Price
------------------------   ------     ----------------      -----       ------       -----
    $ 0.73-$0.84          1,449,000        1.6              $ 0.73    1,449,000      $ 0.73
    $       1.03            120,000        1.1              $ 1.03      120,000      $ 1.03
    $ 1.27-$1.40          5,601,000        1.5              $ 1.27    5,556,000      $ 1.27
    $       1.53          4,119,000        3.7              $ 1.53    3,507,000      $ 1.53
    $       1.61          1,987,000        3.8              $ 1.61    1,798,000      $ 1.61
    $ 1.65-$1.68          1,810,000        7.3              $ 1.67      661,000      $ 1.66
    $ 1.69-$1.70            699,000        9.2              $ 1.69       15,000      $ 1.69

Certain Relationships and Related Transactions

         During 2003, the Company amended its  Shareholder  Agreement with Lynda
L. Regan, Chief Executive Officer of the Company and Chairman of the Company's Board of Directors. Under the terms of the amended agreement, upon the death of Ms. Regan, the Company would have the option (but not the obligation) to purchase from Ms. Regan's estate all shares of common stock that were owned by Ms. Regan at the time of her death, or were transferred by her to one or more trusts prior to her death. In addition, upon the death of Ms. Regan, her heirs would have the option (but not the obligation) to sell their inherited shares to the Company. The purchase price to be paid by the Company shall be equal to 125% of the fair market value of the shares. The Company has purchased two life insurance policies with a combined face amount of $29 million for the purpose of funding this potential obligation upon Ms. Regan's death.

Report on Executive Compensation

         The Board of Directors develops and administers the Company's executive compensation policies and programs. Lynda L. Regan is the Company's Chairman of the Board of Directors and Chief Executive Officer and R. Preston Pitts is the Company's President and Chief Operating Officer. Ms. Regan does not vote on matters relating to her own compensation or that of Mr. Pitts. Mr. Pitts does not vote on matters relating to his own compensation or that of Ms. Regan. These policies and programs are generally intended to: (i) relate the compensation of the Company's executives to the success of the Company and to the creation of shareholder value; and (ii) attract, motivate and retain highly qualified executives. In establishing a level of compensation, the Board considers a number of factors, including; (i) the financial condition and performance of the Company; (ii) the compensation levels of executives in comparable positions of companies in industries in which the Company competes for executives, primarily the financial services and insurance industries; and (iii) the abilities of the executives and their contributions to the Company's strategic goals and performance.

         Each year, the Board of Directors reviews the Company's executive compensation policies and programs to ensure that executive compensation is linked to the creation of shareholder value and to assess the competitiveness of the compensation programs. Compensation for executives during 2003 consisted of base pay and incentive bonuses. Base pay for executives is determined based on the factors set forth above.

         In 2003, the Board of Directors approved the following two bonus policies (i) the Executive Officer Personal Performance Bonus policy (the "Performance Bonus"), and (ii) the Executive Officer Net Income Bonus policy (the "Net Income Bonus"). These bonus policies provide compensation for the following executive officer positions: Chief Executive Officer, President/Chief Operating Officer, Chief Financial Officer, Chief Information Officer and Chief Operations Officer (collectively, the "Executive Officers").

         The Performance Bonus will be calculated as follows: Each Executive Officer is entitled to an annual Personal Performance bonus that is to be based on a percentage of annual salary (the "Bonus Percentage"). The maximum Bonus Percentage will be established by the Chief Executive Officer, President and the Board of Directors no later than the first quarter of the year in which the bonus can be earned (the "Bonus Year"). Payment of the maximum Bonus Percentage will be contingent upon achievement of personal performance goals during the Bonus Year. Each respective Executive Officer and his or her superior officer will agree upon personal performance goals no later than the first quarter of each Bonus Year. Calculation of the personal performance bonus to be paid will be based on the percentage of personal performance goals achieved. Payment of the Personal Performance Bonus will be made during the first quarter of the year following the Bonus Year.

         In addition to the Performance Bonus, Executive Officers can earn the Net Income Bonus. Each Executive Officer's Net Income Bonus will be calculated as follows: A percentage of Regan Holding Corp. consolidated net income (defined below) during the Bonus Year will be allocated to each Executive Officer. The percentage to be allocated to each Executive Officer will be established by the Chief Executive Officer, the President and the Board of Directors. For purposes of this calculation, Net Income is defined as consolidated net income from operations, prepared in accordance with accounting principles generally accepted in the United States, excluding all Executive Officer bonuses and net of applicable income taxes.

                                                     Respectfully submitted,

                                                     Lynda L. Regan
                                                     R. Preston Pitts
                                                     Donald Ratajczak
                                                     Ute Scott-Smith
                                                     J. Daniel Speight, Jr.

Performance Data

         The Company's Common Stock became subject to the Securities Exchange Act of 1934 in November 1991 as a result of the issuance of shares of Common Stock in connection with the acquisition of LifeSurance Corporation. There has never been an active public trading market for the Common Stock. Prior to December 31, 1992, the Company issued 5,935,094 shares of Series A Redeemable Common Stock at prices ranging from $1.00 to $2.25 per share. This stock was issued in accordance with the terms of the 701 Asset Accumulator Program (the "701 Plan") between the Company, its independent insurance producers and employees, and the Confidential Private Placement Memorandum and Subscription Agreement (the "Subscription Agreement") between the Company and certain accredited investors. Under the terms of the 701 Plan and the Subscription Agreement, the Series A Redeemable Common Stock may be redeemed at the option of the holder after being held for two consecutive years, at a redemption price based upon current market value, subject to the Company's ability to make such purchases under applicable corporate law. In connection with the merger in 1991 between the Company and LifeSurance Corporation, 615,242 shares of Series B Redeemable Common Stock were authorized and issued in exchange for all of the outstanding stock of LifeSurance Corporation. Under the merger agreement, the Series B Redeemable Common Stock may be redeemed by the holder in quantities of up to 10% per year, at a redemption price based upon current market value, provided that the redemption is in accordance with applicable corporate law.

         In 1996, the Company began repurchasing shares of its Series A and Series B Redeemable Common Stock (collectively referred to as "Redeemable Common Stock") and began voluntarily repurchasing shares of its Common Stock that are not redeemable at the option of the holder ("Non-Redeemable Common Stock"). The repurchase prices of the Redeemable and Non-Redeemable shares of Common Stock are based on an independent appraisal of the fair market value of the shares. The fair market value of the Non-Redeemable Common Stock is typically lower than that of the Redeemable Common Stock. This difference in fair market values reflects the fact that the Company is not obligated to repurchase the Non-Redeemable Common Stock. The prices paid for the Redeemable and Non-Redeemable Common Stock since December 31, 1996 are set forth in the following table:

--------------------------------------------------------------------------------
Appraisal Date                             Price Per Share
--------------------------------------------------------------------------------
                     Redeemable Common       Redeemable
                           Stock            Common Stock          Non-Redeemable
                         Series A             Series B             Common Stock
--------------------------------------------------------------------------------
December 31, 1996         $0.78                 $0.78                 $0.70
--------------------------------------------------------------------------------
June 30, 1997             $0.84                 $0.84                 $0.84
--------------------------------------------------------------------------------
December 31, 1997         $0.96                 $0.96                 $0.73
--------------------------------------------------------------------------------
June 30, 1998             $1.35                 $1.35                 $1.03
--------------------------------------------------------------------------------
December 31, 1998         $1.66                 $1.66                 $1.27
--------------------------------------------------------------------------------
June 30, 1999             $1.81                 $1.81                 $1.39
--------------------------------------------------------------------------------
December 31, 1999         $1.99                 $1.99                 $1.53
--------------------------------------------------------------------------------
June 30, 2000             $2.00                 $2.00                 $1.53
--------------------------------------------------------------------------------
December 31, 2000         $2.10                 $2.10                 $1.61
--------------------------------------------------------------------------------
June 30, 2001             $2.16                 $2.16                 $1.65
--------------------------------------------------------------------------------
December 31, 2001         $2.19                 $2.19                 $1.68
--------------------------------------------------------------------------------
June 30, 2002             $2.19                 $2.19                 $1.68
--------------------------------------------------------------------------------
December 31, 2002         $2.20                 $1.82                 $1.69
--------------------------------------------------------------------------------
June 30, 2003             $2.22                 $1.83                 $1.70
--------------------------------------------------------------------------------
December 31, 2003         $2.21                 $1.82                 $1.69
--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

         As noted above, the Company does not have a compensation committee. The compensation of executive officers is determined by the Board of Directors. Lynda L. Regan, who is Chief Executive Officer of the Company, is also Chairman of the Board of Directors and R. Preston Pitts, who is President and Chief Operating Officer, is also a director. None of the executive officers of the Company serves as a director or member of the compensation committee of any entity that has one or more executive officers serving as a director of the Company.

Audit Committee Report

         During 2003, at each of its meetings, the Audit Committee met with senior members of management and the Company's independent auditors. Management reviewed the audited financial statements in the Annual Report on Form 10-K with the Audit Committee. The Audit Committee discussed with management and the independent auditors the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. During 2003, (i) Seven Audit Committee meetings where held, and (ii) the members of the Audit Committee maintained their independence (as such term is defined in the Sarbanes-Oxley Act of 2002) from the Company.

         The Audit Committee also discussed with its independent auditors the matters required to be discussed by Statement Of Auditing Standards No. 61 (Communications with Audit Committees, as amended). The Audit Committee also received from its independent auditors the written disclosures required by Independence Board Standard No. 1 and discussed with them their independence from management and the Company, and considered the compatibility of non-audit services with the auditors' independence.

         In performing these functions, the Audit Committee acts in an oversight capacity, relying on the work and assurances of the Company's management which has the primary responsibility for the financial statements, and or the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

         In reliance on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         Respectfully submitted by the Audit Committee,

                                            Ute Scott-Smith, Chairperson
                                            Dr. Donald Ratajczak
                                            J. Daniel Speight, Jr.

Audit Fees

The aggregate fees billed for each of the fiscal years ended December 31, 2003 and 2002 for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Form 10-Q or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements totaled $296,148 and $246,168.

Audit-Related Fees

The aggregate fees billed for each of the fiscal years ended December 31, 2003 and 2002 for audit-related fees totaled $56,869 and $83,938. The audit related services performed by PwC in 2003 and 2002 consisted primarily of review of amendments to a registration statement filed with the Securities and Exchange Commission.


Tax Fees

No aggregate fees were billed in each of the last two years for professional services rendered by PwC for tax compliance, tax advice and tax planning.

All Other Fees

No aggregate fees were billed in each of the last two years for other services rendered by PwC.

Audit Committee Pre-Approval Policies and Procedures

All services to be performed for the Company by PwC must be pre-approved by the Company's Audit Committee.


                                     ITEM 2

          RATIFICATION OF APPOINTMENT OF PRINCIPAL INDEPENDENT AUDITORS

         The Board of Directors recommends that the shareholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as principal independent auditors for the year ending December 31, 2004, and your proxy will be so voted unless you specify otherwise.

         The Board of Directors has appointed PricewaterhouseCoopers LLP, as principal independent auditors for the Company for the year ending December 31, 2004.

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Those representatives will have the opportunity to make a statement if they desire to do so.

         The approval of this appointment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

                                     ITEM 3

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal at the 2005 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and proxy form relating to such meeting must submit such proposal in writing, along with proof of eligibility, to the Company's Secretary (2090 Marina Avenue, Petaluma, CA 94954). Such proposals must be received by the Company no later than November 22, 2004.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company may reimburse them for their expenses in doing so. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company may engage (without additional compensation) in the solicitation of proxies personally, by telephone, electronic mail or facsimile.

                           ANNUAL REPORT AND FORM 10-K

         Without charge, beneficial owners of our Common Stock as of the record date of April 28, 2004 may obtain copies of our Annual Report on Form 10-K, including financial statements and financial statement schedules, required to be filed with the SEC for 2003 by submitting a written request to R. Preston Pitts, President, at 2090 Marina Avenue, Petaluma, California 94954.

                                    Exhibit 1

                     REGAN HOLDING CORP. BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee of the Regan Holding Corp. (the "Company's") Board of Directors (the "Board") shall review and report to the Board regarding:

o      the appropriateness of the Company's accounting policies,

o the adequacy of the Company's internal controls and reliability of the Company's financial information reported to the public,

o      the Company's compliance with legal and regulatory requirements, and

o the independence and performance of the Company's internal auditors and independent accountants.


COMPOSITION

That the Audit Committee shall be appointed by the Board and shall have at least three members, including one Chairperson. All members of the Audit Committee shall meet independence and expertise requirements as follows:

o No member shall have been employed by the Company, or any of its affiliates, within the past three (3) years;

o No member shall conduct a business relationship, or be an executive officer, partner or controlling shareholder of an organization that has a business relationship, with the Company which is deemed by the Board to interfere with such member's independence;

o No member shall be an immediate family member of a person who is, or has been in the past three years, an executive officer of the Company or any of its affiliates;

o No member shall be an executive of another company if any executive of the Company serves on the Compensation Committee of such other company;

o Each member of the Audit Committee must be financially literate (i.e., able to read and understand financial statements) or must become financially literate within a reasonable period of time after appointment to the Committee; and,

o At least one member of the Audit Committee must have accounting or financial management experience.

MEETINGS

The Audit Committee shall meet formally at least two times each fiscal year.

The Audit Committee will hold separate private meetings at least once each fiscal year with each of: (i) internal auditors; (ii) a representative of the independent accountants; and, (iii) general counsel.

KEY RESPONSIBILITIES

Oversight of Independent Accountants

The independent accountants shall have ultimate accountability to the Audit Committee and the Board of Directors.

The Audit Committee shall:

o      Select,   evaluate  and,  where  appropriate,   replace  the  independent
       accountants;

o      Review  the  terms  of the  engagement  of the  independent  accountants,
       including  the  scope  of  their  audit,   proposed  fees  and  personnel
       qualifications;

o Periodically review information from the independent accountants pertaining to the independent accountants' independence, discuss such information with the independent accountants and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of such independence;

o Review with the independent accountants and management the results of the independent accountants' year-end audit;

o Review with the independent accountants and management the independent accountants' report relating to reportable conditions in the internal control structure and financial reporting practices; and,

o      Receive  and  review   required   communications   from  the  independent
       accountants.

Oversight of Internal Auditors

The Audit Committee shall:

o Review with internal auditors, or with management in the absence of internal auditors, the Company's major financial and business risk exposures and steps taken to monitor and control such exposures;

o Review with internal auditors, if any, the planned internal audit activities and the results of such activities

Oversight of the Company's Financial Reporting Process

The Audit Committee shall:

o Review with the independent accountants and management the Company's Annual Report on Form 10-K and, if satisfied, recommend its approval to the Board for filing with the Securities and Exchange Commission; and,

o Through its Chairperson or his or her designee, review with management and the independent accountants the Company's quarterly reports on Form 10-Q prior to filing with the Securities Exchange Commission;

o Review with management the Company's annual proxy statement and related materials and, if satisfied, recommend their approval to the Board for filing with the Securities and Exchange Commission;

o Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

o Review changes in the Company's accounting policies and practices and significant judgments that may affect the financial results;

o Review the nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management; and,

o Review the effect of changes in accounting standards that may materially affect the Company's financial reporting practices.

Assist the Board in Oversight of the Company's Compliance with Policies and Procedures Addressing Legal and Ethical Concerns

The Audit Committee shall:

o Review with management and internal auditors, if any, the adequacy and effectiveness of the Company's internal controls; and,

o Review the Company's procedures with respect to appropriateness of significant accounting policies and adequacy of financial controls.

o      Review and monitor the Company's compliance program; and,

o Review with the Company's general counsel material litigation and other legal matters as appropriate

OTHER MATTERS

In order to effectively carry out its duties, the Audit Committee shall have authority as it deems necessary to (i) retain special legal, accounting or other consultants to advise the Committee; (ii) to confer with the Company's independent accountants, internal auditors, general counsel and Officers; and,
(iii) to conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations.

The Audit Committee shall reassess the adequacy of its charter annually and recommend any proposed changes to the Board for approval.

                                   Exhibit 14

             RHC Holding Corp. Finance Code of Professional Conduct

         Regan Holding Corp. and its subsidiaries (RHC) strongly promote a high degree of professional conduct in the practice of financial management. RHC's Chief Executive Officer (CEO), President, Chief Financial Officer (CFO), Chief Information Officer (CIO), Chief Operations Officer (COO), and Legacy Marketing Group's Vice President of Marketing, Vice President of Distribution, Vice President of Product Development, Vice President, LFS Marketing (collectively "the Officers"), and employees of the finance organization hold an important and elevated role in corporate governance in that they are uniquely capable and empowered to ensure that all shareholders' interests are appropriately balanced, protected and preserved. This Finance Code of Professional Conduct embodies principles to which we are expected to adhere and advocate. These tenets for ethical business conduct encompass rules regarding both individual and peer responsibilities, as well as responsibilities to RHC employees and shareholders. RHC expects the Officers and Finance organization employees to abide by this Code as well as all applicable RHC business conduct standards and policies or guidelines in RHC's employee handbook relating to areas covered by this Code. Any violations of the RHC Finance Code of Professional Conduct may result in disciplinary action, up to and including termination of employment.

         All employees covered by this Finance Code of Professional Conduct will:

         o Act with honesty and integrity, avoiding actual or apparent conflicts of interest in their personal and professional relationships.

         o Provide shareholders with information that is accurate, complete, objective, fair, relevant, timely and understandable, including in our filings with, and other submissions to, the U.S Securities and Exchange Commission.

         o        Comply with rules and regulations of federal, state, and local
                  governments,   and  other   appropriate   private  and  public
                  regulatory agencies.

         o Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

         o Respect the confidentiality of information acquired in the course of one's work except when authorized or otherwise legally obligated to disclose.

         o Not use confidential information acquired in the course of one's work for personal advantage.

         o Share knowledge and maintain professional skills important and relevant to shareholder' needs.

         o Proactively promote and be an example of ethical behavior as a responsible partner among peers and others in the work environment.

         o Achieve responsible use, control, and stewardship over all RHC assets and resources that are employed or entrusted to us.

         o Not unduly or fraudulently influence, coerce, manipulate, or mislead any authorized audit or interfere with any auditor engaged in the performance of an internal or independent audit of RHC's financial statements or accounting books and records.

         If you are aware of any suspected or known violations of this Code of Professional Conduct, the Standards of Business Conduct or other RHC policies or guidelines, you have a duty to promptly report such concerns either to your manager, another responsible member of management, or a Human Resources representative or the 24-hour Business Conduct Line. The procedures to be followed for such a report are outlined in the Standards of Business Conduct and the Whistleblowing Reporting Procedure and Guidelines in the Employee Handbook.

         If you have a concern about a questionable accounting or auditing matter and wish to submit the concern confidentially or anonymously, you may do so by calling the Ethics Hotline 24-hour number at 1-866-277-3142 or by logging on to www.ceridianethicshotline.com and filling out a report. An independent third party staffs the Ethics Hotline and the web site and will forward concerns, confidentially and anonymously if requested, to RHC's audit committee or its designated representative.

         RHC will handle all inquiries discretely and make every effort to maintain, within the limits allowed by law, the confidentiality of anyone requesting guidance or reporting questionable behavior and/or a compliance concern.

         It is RHC's intention that this Code of Professional Conduct be its written code of ethics under Section 406 of the Sarbanes-Oxley Act of 2002 complying with the standards set forth in Securities and Exchange Commission Regulation S-K Item 406.

--------------------------------------------------------------------------------
Proxy - Regan Holding Corp.
--------------------------------------------------------------------------------

  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned shareholder of Regan Holding Corp. (the "Company") hereby appoints Lynda L. Regan and R. Preston Pitts or any one of them (with full power to act alone and to designate a substitute) Proxies of the undersigned, with authority to vote and act with respect to all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, June 10, 2004 at 8:30 a.m., Pacific Time, at the Regan Holding Corp. headquarters, 2090 Marina Ave., Petaluma, California, 94954, and any adjournment thereof, with all the powers the undersigned would possess if personally present, upon matters noted on the reverse side of this card (each of which is being proposed by the Company) and upon such other matters as may properly come before the meeting. The shares represented by this Proxy shall be voted as follows:

  THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ON THE REVERSE UNLESS OTHERWISE INDICATED. The Proxy is solicited on behalf of the Board of Directors of Regan Holding Corp. and may be revoked prior to its exercise.

                             YOUR VOTE IS IMPORTANT!
        PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                      ENVELOPE WHICH REQUIRES NO POSTAGE.

                  (Continued and to be signed on reverse side.)

Regan Holding Corp.                                000000 0000000000 0 0000

                                                   000000000.000 ext
                                                   000000000.000 ext
                                                   000000000.000 ext
                                                   000000000.000 ext
MR A SAMPLE                                        000000000.000 ext
DESIGNATION (IF ANY)                               000000000.000 ext
ADD 1                                              000000000.000 ext
ADD 2                                              000000000.000 ext
ADD 3
ADD 4                                              C 1234567890 JNT
ADD 5
ADD 6                                              [BAR CODE OMITTED]

                                                   [ ] Mark this box with an X
[BAR CODE OMITTED]                                     if you have made changes
                                                       to your name or address
                                                       details above.
--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------
A Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

1. Re-election of the following directors to serve until the next annual election of directors.
                                    For    Withhold
01 - Ute Scott-Smith                [ ]      [ ]
02 - J. Daniel Speight, Jr.         [ ]      [ ]
03 - Dr. Donald Ratajczak           [ ]      [ ]
04 - R. Preston Pitts               [ ]      [ ]
05 - Lynda L. Regan                 [ ]      [ ]

B Issues

The Board of Directors recommends a vote FOR the following resolution.

                                            For  Against  Abstain
                                            [ ]    [ ]      [ ]
2.   Ratification of the appointment of
     PricewaterhouseCoopers LLP as the
     Company's independent auditors for
     the year ended December 31, 2004.

Mark this box with an X if you plan to      [ ]
attend the Annual Meeting.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name be authorized person.

Signature 1 - Please keep signature within the box
__________________________________________________

__________________________________________________

Signature 2 - Please keep signature within the box
__________________________________________________

__________________________________________________

Date (mm/dd/yyyy)
__________________________________________________
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__________________________________________________